                                                                   EXHIBIT 10.54

                              NALCO HOLDING COMPANY
                            2004 STOCK INCENTIVE PLAN

                         RESTRICTED STOCK UNIT AGREEMENT
                                   2006 GRANT

            THIS AGREEMENT, is made effective as of February 15, 2006 (the
"GRANT DATE"), between Nalco Holding Company (the "COMPANY"), Sanjeev Mehra (the
"PARTICIPANT") and The Goldman Sachs Group, Inc. (the "HOLDER").

                                R E C I T A L S:

            WHEREAS, the Company has adopted the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this
Agreement;

            WHEREAS, the Board of Directors of the Company (the "Board") had
notified the Participant that the Participant was entitled to be granted the
Restricted Stock Units provided for herein pursuant to the Plan and the terms set forth herein;

            WHEREAS, the Participant had thereafter requested that the Board grant the Restricted Stock Units to the Holder in lieu of the Participant; and

            WHEREAS, the Company and the Committee (as defined below) have each approved of the granting the Restricted Stock Units to the Holder in lieu of the
Participant.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

            1.    Definitions. Whenever the following terms are used in this
Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

            (a)   "PLAN" means the Nalco Holding Company 2004 Stock Incentive
Plan, as the same may be amended, supplemented or modified from time to time.

            (b)   "RESTRICTED STOCK UNIT" means the unfunded, unsecured right of the Participant to receive a share of the Company's common stock, par value
$0.01 per share (the "SHARES").

            2.    Grant of Restricted Stock Units. The Company hereby grants to the Holder, subject to the terms and conditions of this Agreement and the Plan,
3,670 Restricted Stock Units. The Holder shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in Shares in respect of the Restricted Stock Units until such Restricted Stock Units have been distributed to the Holder in the form of Shares.

            3.    Delivery of Shares Underlying the Restricted Stock Units.

            (a)   In General. Subject to Sections 3(b), 3(c) and 3(d), the
Company shall issue or cause there to be transferred to the Holder on January 1,
2007, a number of Shares equal to the aggregate number of Restricted Stock Units granted to the Holder under this Agreement.

            (b)   Change of Control. Notwithstanding the foregoing, upon a
Change of Control, the Company shall issue or cause there to be transferred, to the extent not previously cancelled or forfeited, to the Holder a number of
Shares equal to the aggregate number of Restricted Stock Units granted to the
Holder under this Agreement.

            (c)   Cancellation of Restricted Stock Units. Upon the issuance or transfer of Shares in accordance with this Section 3, a number of Restricted
Stock Units equal to the number of Shares issued or transferred to the Holder shall be cancelled.

            (d)   Termination of Service on the Board of Directors. If the
Participant ceases to be a member of the Board of Directors of the Company for any reason, the Restricted Stock Units shall be immediately canceled by the
Company without any payment or other consideration.

            (e)   Registration or Qualification. Notwithstanding any other
provision of the Plan or this Agreement to the contrary, absent an available exemption to registration or qualification, a Restricted Stock Unit may not be delivered prior to the completion of any registration or qualification of the
Restricted Stock Units or the Shares to which they relate under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Board or the
Company's Compensation Committee ("Committee") shall in its sole reasonable discretion determine to be necessary or advisable.

            (f)   Certificates. As soon as practicable following the delivery date of the Shares subject to the Restricted Stock Units, the Company shall issue certificates in the Holder's name for such Shares. However, the Company shall not be liable to the Holder for damages relating to any delays in issuing the certificates to the Holder, any loss by the Holder of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves

            4.    Legend on Certificates. The certificates representing the
Shares issued to the Holder upon the vesting of the Restricted Stock Units shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, any applicable federal or state laws or the
Company's Certificate of Incorporation and Bylaws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            5.    Transferability. Unless otherwise determined by the Committee, a Restricted Stock Unit may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Holder otherwise than to the
Holder's Affiliates, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void

and unenforceable against the Company or any of its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

            6.    Taxes.

            (a)   If there is a change in law that, in the opinion of the
Company's counsel, would require the Company to withhold from any payment due or transfer made with respect to the Restricted Stock Units or Shares any applicable withholding taxes, then, but only to the extent advised by the
Company's counsel pursuant to such opinion, the Company or its Affiliate shall have the right to take such actions and any other action as may be necessary to satisfy all obligations for the payment of such taxes; provided that prior to taking any such action, the Company shall provide written notice to the Holder thereof and consult with the Holder to discuss whether such action is required by law. The Company hereby agrees and acknowledges that under current law the
Company is not and shall not be required to withhold from any payment due or transfer made with respect to the Restricted Stock Units or Shares any withholding taxes.

            (b)   The Company, the Participant and the Holder each agrees that, except to the extent provided in (a) above, for all tax reporting purposes, it shall not take any action or omit to take any action that would cause any party other than the Holder to be deemed to be the holder of the Restricted Stock
Units or the Shares.

            7.    Securities Laws. Upon the acquisition of any Shares pursuant to the vesting of the Restricted Stock Units, the Holder will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

            8.    Notices. Any notice under this Agreement shall be addressed to the Company in care of its General Counsel at the principal executive office of the Company and to the Participant or the Holder at the address appearing in the personnel records of the Company for the Participant or the Holder or to any
party at such other address as any party hereto may hereafter designate in writing to the others. Any such notice shall be deemed effective upon receipt thereof by the addressee.

            9.    Governing Law. This Agreement shall be governed by and
construed in accordance with the laws of the State of New York, without regard to conflicts of laws.

            10.   Restricted Stock Units Subject to the Plan. By entering into this Agreement the Holder agrees and acknowledges that the Holder has received and read a copy of the Plan. The Restricted Stock Units and the Shares received upon vesting are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail

            11.   Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which

taken together shall constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

            IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                      NALCO HOLDING COMPANY

                                      By: /s/ Stephen N. Landsman
                                          --------------------------------------
                                          Its Vice President, General Counsel &
                                          Corporate Secretary

                                          /s/ Sanjeev Mehra
                                          --------------------------------------
                                          Participant

                                      THE GOLDMAN SACHS GROUP, INC.

                                      By: /s/ Sanjeev Mehra
                                          --------------------------------------
                                      Name:    Sanjeev Mehra
                                      Title:   Attorney-in-Fact